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                                                                    Exhibit 10.3

                                                   [LOGO of CLAYTON UTZ]


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Commonwealth Bank of Australia
Party A

Perpetual Trustee Company Limited
Party B

Securitisation Advisory Services Pty Limited
Manager




Series [     ] Medallion Trust
ISDA Master Agreement
(Interest Rate Swap Agreement)



                              [LOGO OF CLAYTON UTZ]
                                     Lawyers
          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                Our ref - 174/784/1697903 Contact - Ben Sandstad

            Sydney . Melbourne . Brisbane . Perth . Canberra . Darwin

 Liability is limited by the Solicitors Scheme under the Professional Standards
                                  Act 1994 NSW

Schedule to the ISDA Master Agreement

dated as of [     ] between

Parties        Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A")

               Perpetual Trustee Company Limited, ABN 42 000 001 007, as
               trustee of the Series [       ] Medallion Trust ("Party B")

               Securitisation Advisory Services Pty. Limited, ABN 88 064 133 946 (the "Manager")

Part 1. Termination provisions

(a)     "Specified Entity" in relation to

        (i)    Party A, is not applicable; and

        (ii)   Party B, is not applicable.

(b)     "Specified Transaction" means - not applicable.

(c)     (i)    The following provisions of Section 5 will not apply to Party
               A:

               Section 5(a)(ii)   Section 5(a)(v)    Section 5(a)(viii)   Section 5(b)(iv)
               Section 5(a)(iii)  Section 5(a)(vi)   Section 5(b)(ii)
               Section 5(a)(iv)   Section 5(a)(vii)  Section 5(b)(iii)

        (ii)   The following provisions of Section 5 will not apply to Party B:

               Section 5(a)(ii)   Section 5(a)(v)    Section 5(a)(viii)   Section 5(b)(iv)
               Section 5(a)(iii)  Section 5(a)(vi)   Section 5(b)(ii)
               Section 5(a)(iv)   Section 5(a)(vii)  Section 5(b)(iii)

(d) The "Automatic Early Termination" provisions of Section 6(a) will not apply.

(e)     Payments on Early Termination. For the purpose of Section 6(e) of this
        Agreement:

        (i)    A.    in respect of the Basis Swaps, Loss will apply;

               B. in respect of the Fixed Rate Swaps and the Interest Rate Basis Cap, Market Quotation will apply; and


        (ii)   A.    in respect of the Basis Swaps, neither the First Method nor the Second Method will apply; and

               B. in respect of the Fixed Rate Swaps and the Interest Rate Basis Cap, the Second Method will apply;

        (iii) the definition of "Loss" is amended by adding the following sentence at the end of that definition:

               "However in relation to a Terminated Transaction that is a Basis Swap, each party's Loss is deemed to be zero."

(f)     "Termination Currency" means Australian dollars.

(g) Additional Termination Event. The following is an Additional Termination Event in relation to which Party B is the only Affected Party and a Basis Swap is the only Affected Transaction:

          If, on any day on which the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate, Party A notifies Party B and each Rating Agency of its intention to terminate the relevant Basis Swap.

Part 2.  Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

          (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

          (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

          (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

          provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A will and Party B will make the following representation:

          It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

Part      3. Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)       Tax forms, documents or certificates to be delivered are:

Party required to     Form/Document/Certificate                    Date by which to be delivered
deliver document

Party A and Party B   Any document or certificate reasonably       On the earlier of (a) learning that such
                      required or reasonably requested by a        document or certificate is required and
                      party in connection with its obligations     (b) as soon as reasonably practicable
                      to make a payment under this Agreement       following a request by a party.
                      which would enable that party to make the
                      payment free from any deduction or
                      withholding for or on

                   account of Tax or  which would reduce
                   the rate at which deduction or
                   withholding for or on account of Tax is
                   applied to that payment.

(b)      Other documents to be delivered are:

Party required to       Form/Document/Certificate            Date by which to be delivered         Covered by Section
deliver document                                                                                   3(d) Representation
Party A                 A certificate from Party A (or,      On execution and delivery of any             Yes
                        if available, Party A's current      Confirmation unless that
                        authorised signature book)           certificate has already been
                        specifying the names, title and      supplied for that purpose and
                        specimen signatures of the           remains true and in effect and
                        Authorised Officers of Party A.      when the list is updated or upon
                                                             request.

Party A, Party B and    A legal opinion as to the validity   At any time prior to the Closing             No
the Manager             and enforceability of that party's   Date.
                        obligations under this Agreement
                        in form and substance (and issued
                        by legal counsel) reasonably
                        acceptable to the other party.

The Manager             A copy (certified by the Manager)    Not less than 5 Business Days (or            Yes
                        of the Credit Support Document and   such lesser period as Party A
                        (without limiting any obligation     agrees to) before the Trade Date
                        Party B may have under the terms     of the first occurring Transaction
                        of the Credit Support Document to    and in the case of any amending
                        notify Party A of amendments) a      documents entered into subsequent
                        copy (certified by the Manager) of   to that date, promptly after each
                        any document that amends in any      amending document (if any) has
                        way the terms of the Credit          been entered into.
                        Support Document.

For the purposes of this paragraph (b) a copy of a document is taken to be certified by the Manager if an Authorised Officer of the Manager has certified it to be a true and complete copy of the document of which it purports to be a copy.

Part 4.  Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement, the address for notices or communications to a party is the address notified by that party to the other parties for this purpose from time to time.

(b)      Process Agent. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent - Not Applicable

         Party B appoints as its Process Agent - Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10(c) of this Agreement.

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      Calculation Agent. The Calculation Agent is the Manager.

(f)      Credit Support Document. Details of any Credit Support Document:

         (i)   in relation to Party A: Nil;

         (ii)  in relation to Party B: the Security Trust Deed.

(g)      Credit Support Provider.

         (i)   In relation to Party A: Not Applicable.

         (ii)  In relation to Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced by the following:

         "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and"

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of the following groups of
         Transactions:

         Group 1 - all Transactions being swaps

         Group 2 - all Transactions being interest rate options

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), Party A and Party B are deemed not to have any Affiliates.

Part 5.  Other Provisions.

(1)      Payments: In Section 2:

         (a)   In Section 2(a)(i) add the following sentence:

               "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party".

         (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

               "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 10.00am on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency".

            (c) Insert a new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

                        "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

            (d)         Add the following new sentence to Section 2(b):

                        "Each new account so designated will be in the same tax jurisdiction as the original account."

            (e) In Section 2(c) insert the following words at the end of the first paragraph:

                        "Subject to Section 2(f), the aggregate amount that would otherwise be payable will not take into account amounts due on that Payment Date pursuant to Sections 2(g), 17, 18 or 19."

            (f)         Delete Section 2(d)(i)(4) in its entirety.

            (g) In Section 2(d)(ii)(1) delete the following where they appear:

                        "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

            (h)         Insert new Sections 2(f) and 2(g) as follows:

                        "(f) If on a Payment Date an amount would otherwise be payable by Party A pursuant to
                                    Section 2(c):

                                    (i)         in respect of a Fixed Rate Swap,
                                                then such amount will, unless
                                                otherwise agreed between Party A
                                                and Party B, be satisfied in
                                                part, or whole, from the then
                                                Fixed Rate Prepayment Balance;
                                                and

                                    (ii)        in respect of a Basis Swap, then
                                                such amount will, unless
                                                otherwise agreed between Party A
                                                and Party B, be satisfied in
                                                part, or whole, from the then
                                                Basis Prepayment Balance.

                        (g) On each Payment Date that a Fixed Rate Swap is existing:

                                    (i)         Party B will pay Party A any Net
                                                Break Payment determined by the
                                                Manager on the preceding
                                                Determination Date in accordance
                                                with the Series Supplement; and

                                    (ii)        Party A will pay Party B any Net
                                                Break Receipt determined by the
                                                Manager on the preceding
                                                Determination Date in accordance
                                                with the Series Supplement."

(2)         Representations:  In Section 3:

            (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                        "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1969 (Cth) and section 13A(3) of the Banking Act, 1959

                        (Cth)))."

            (b) Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

                        (i) Non-Reliance. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also upon the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                        (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                        (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

            (c)         after "Section 3(f)" in line 2 insert "3(g), 3(h) and
                        3(i)";

            (d)         insert the following new paragraphs (g), (h) and (i) in
                        Section 3 immediately after Section 3(f):

                        "(h)        Series Trust: By Party B, in respect of
                                    Party B only:

                                    (i)         Trust Validly Created. The
                                                Series Trust has been validly
                                                created and is in existence at
                                                the date of this Agreement.

                                    (ii)        Sole Trustee. It has been
                                                validly appointed as trustee of
                                                the Series Trust and is
                                                presently the sole trustee of
                                                the Series Trust.

                                    (iii)       No Proceedings to Remove. No
                                                notice has been given to it and
                                                to its knowledge no resolution
                                                has been passed, or direction or
                                                notice has been given, removing
                                                it as trustee of the Series
                                                Trust.

                                    (iv)        Power. It has power under the
                                                Master Trust Deed to:

                                                (A)   enter into this Agreement
                                                      and the Credit Support
                                                      Documents in its capacity
                                                      as trustee of the Series
                                                      Trust; and

                                                (B)   mortgage or charge the
                                                      Assets of the Series Trust
                                                      in the manner provided in
                                                      the Credit Support

                                                Document in relation to Party B.

                                    (v)   Good Title. It is the lawful owner of
                                          the Assets of the Series Trust and,
                                          subject only to the Credit Support
                                          Document in relation to Party B and
                                          any Security Interest permitted under
                                          the Credit Support Document in
                                          relation to Party B, those Assets are
                                          free of all other Security Interests
                                          (except for Party B's right of
                                          indemnity out of the Assets of the
                                          Series Trust).

            (e) Non Assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under any Credit Support Document specified in relation to Party B.

            (f) Contracting as principal. Each existing Transaction has been entered into by that party as principal and not otherwise."

(3) Failure to Pay or Deliver: In Section 5(a)(i) delete the words "third Local" where they appear in line 3 and replace them with the word "tenth".

(4)         Termination: In Section 6:

            (i) Add the following sentence at the end of the first paragraph of Section 6(b)(ii):

                        "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Series Trust being funds available for such application in accordance with the provisions of the Master Trust Deed and the Series Supplement."

            (ii) Add the following sentence at the end of the second paragraph of Section 6(b)(ii):

                        "However, if Party A is that other party it must, if so requested by the Manager with the prior consent of the Rating Agencies, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14 disregarding any modification made by this Agreement)."

            (iii) Add the following sentence at the end of the last paragraph of Section 6(b)(ii):

                        "However, consent may be withheld if the other party considers that its credit exposure to the transferee would be adversely affected by the transfer."

            (iv) Section 6(e) is amended by deleting the last sentence of the first paragraph.

(5)         Facsimile Transmission:  In Section 12:

            (a) Delete the following words where they appear on lines 2 and 3 of Section 12(a):

                        "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)";

            (b)         Replace Section 12(a)(iii) with:

                        "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;";

            (c) Insert a new paragraph (vi) in Section 12(a) immediately after Section 12(a)(v) as follows:

                        "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

(6) Definitions: In this Agreement, unless the contrary intention appears:

            (a) Master Trust Deed and Series Supplement: Subject to Part 5(6)(h), unless otherwise defined in this Agreement, words and phrases defined in the Master Trust Deed or the Series Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Subject to Part 5(6)(h), where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement) and/or the CBA Trust, as the context requires.

            (b)         Trustee Capacity:

                        (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Series Trust only, and in no other capacity; and

                        (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph (i) only.

            (c)         Definitions:  in Section 14:

                        (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                                    ""Affected Transactions" means, with respect to a Termination Event:

                                    (a)         where an Early Termination Date
                                                is designated pursuant to Part
                                                1(g), a Basis Swap; and

                                    (b)         where an Early Termination Date
                                                is designated following the
                                                occurrence of any other
                                                Termination Event, all
                                                Transactions."

                                    "Local Business Day" has the same meaning as "Business Day"."

                        (ii)        insert the following new definitions:

                                    "Amounts Outstanding" in relation to a
                                    Mortgage Loan means, at any given time, the amount recorded at that time as the balance of the Mortgage Loan in the Mortgage Loan System which balance includes amounts which have been charged to the Mortgage Loan but excludes amounts which have been or are, accrued against the Mortgage Loan.

                                    "Basis Prepayment Balance" means the amount then standing to the credit of the Collections Account in respect of prepayments by Party A pursuant to Sections 18(c) or (d) and which has not been utilised pursuant to Section 2(f)(ii).

                                    "Basis Swap" means

                                    (a)         when designated "Monthly", the
                                                Transaction entered into between
                                                Party A, Party B and the Manager
                                                on the terms specified in the
                                                form of the Confirmation set out
                                                in Annexure 1A (or as otherwise
                                                agreed between Party A, Party B
                                                and the Manager); or

                                    (b)         when designated "Quarterly" the
                                                Transaction entered into between
                                                Party A and party B and the
                                                Manager on the terms specified
                                                in the form of Confirmation set
                                                out in Annexure 1B (or as
                                                otherwise agreed between Party
                                                A, party B and the Manager), or

                                                (each a "Basis Swap" and
                                                together, the "Basis Swaps").

                                    "Basis Swap Amount" in relation to a
                                    Calculation Period means:

                                    (a)         when designated "Monthly", the
                                                relevant monthly proportion of
                                                the aggregate Amounts
                                                Outstanding in relation to all
                                                Mortgage Loans being charged a
                                                variable rate as certified by
                                                the Manager to the Trustee at
                                                the opening of business on the
                                                Determination Date falling
                                                within the relevant preceding
                                                Calculation Period; or

                                    (b)         when designated "Quarterly", the
                                                relevant quarterly proportion of
                                                the aggregate Amounts
                                                Outstanding in relation to all
                                                Mortgage Loans being charged a
                                                variable rate as certified by
                                                the Manager to the Trustee at
                                                the opening of business on the
                                                Determination Date falling
                                                within the relevant preceding
                                                Calculation Period.

                                    "Conversion" means the conversion of a
                                    Mortgage Loan forming part of the Assets of the Series Trust which is being charged interest at a variable rate to a Mortgage Loan which is being charged interest at a fixed rate.

                                    "Eligible Account" means an account in the name of the Trustee as trustee of the Series Trust held with a financial institution with short term credit ratings of P-1 by Moody's, F-1 by Fitch and A-1+ by Standard & Poor's and includes the Collections Account to the extent that the holder of the Collections Account is rated in this manner.

                                    "End Date" means the date on which a
                                    Mortgage Loan is to cease being charged
                                    interest at a fixed rate.

                                    "Fixed Charged Interest" in relation to each Monthly Distribution Date means the aggregate of all debit entries made during the Collection Period immediately preceding that Monthly Distribution Date to the accounts established in the Servicer's records for the Mortgage Loans forming part of the Assets of the Series Trust representing interest charged at a fixed rate (plus any interest off-set benefits in respect of

                                    Mortgage Interest Saver Accounts which
                                    represents amounts which, if not for the terms of the Mortgage Interest Saver Accounts, would have been so debited during that Collection Period to those accounts to the extent paid by the Seller pursuant to clause 15.10 of the Series Supplement and deposited to the Collections Account prior to that Monthly Distribution Date).

                                    "Fixed Rate Prepayment Balance" means the amount then standing to the credit of the Eligible Account in respect of prepayments by Party A pursuant to Sections 17(a)(iii),
                                    (b)(i), (d)(i) or (f) and which has not been utilised pursuant to Section 2(f)(i) or repaid to Party A pursuant to Sections 17(c)(ii) or (g).

                                    "Fixed Rate Swap Amount" in relation to a Calculation Period means:

                                    (a)     when designated "Monthly":

                                            (i)       the relevant monthly
                                                      proportion of the
                                                      aggregate Amounts
                                                      Outstanding in relation to
                                                      all Mortgage Loans
                                                      (excluding Mortgage Loans
                                                      being charged a variable
                                                      rate) as certified by the
                                                      Manager to the Trustee at
                                                      the opening of business on
                                                      the Determination Date
                                                      falling within the
                                                      relevant preceding
                                                      Calculation Period;

                                            (ii)      less the Other Fixed Rate
                                                      Swap Amount in relation to
                                                      the relevant Calculation
                                                      Period; or

                                    (b)     when designated "Quarterly":

                                            (i)       the relevant quarterly
                                                      proportion of the
                                                      aggregate Amounts
                                                      Outstanding in relation to
                                                      all Mortgage Loans
                                                      (excluding Mortgage Loans
                                                      being charged a variable
                                                      rate) as certified by the
                                                      Manager to the Trustee at
                                                      the opening of business on
                                                      the Determination Date
                                                      falling within the
                                                      relevant preceding
                                                      Calculation Period;

                                            (ii)      less the Other Fixed Rate
                                                      Swap Amount in relation to
                                                      the relevant Calculation
                                                      Period.

                                    "Fixed Rate Swap" means:

                                    (a)     when designated "Monthly", the
                                            Transaction entered into between
                                            Party A, Party B and the Manager on
                                            the terms specified in the form of
                                            the Confirmation set out in Annexure
                                            2A (or as otherwise agreed between
                                            Party A, Party B and the Manager);

                                    (b)     when designated "Quarterly" the
                                            Transaction entered into between
                                            Party A, Party B and the Manager on
                                            the terms specified in Annexure 2B
                                            (or as otherwise agreed between
                                            Party A, Party B and the Manager);

                                    (c)     and each Transaction entered into
                                            pursuant to Section 16 on the terms
                                            specified in Annexure 2C (or as
                                            otherwise agreed between Party A,
                                            Party B and the Manager);

                                    (each a "Fixed Rate Swap" and together the "Fixed Rate Swaps").

                                    "Fixed Swap Rate" means that the rate for a Reset Date will be the rate calculated by taking the weighted average of the interest rates charged in respect of each account established in the Mortgage Loan System for the Mortgage Loans charged a fixed rate of interest on that Reset Date, rounded up to four decimal places.

                                    "Interest Rate Basis Cap" means the interest rate cap, if any, entered into between Party A, Party B and the Manager on or prior to the Closing Date.

                                    "Master Trust Deed" means the Master Trust
                                    Deed dated 8 October 1997 between Party B
                                    (as Trustee) and the Manager, as amended from time to time.

                                    "Monthly Basis Swap Administered Rate" in relation to a Monthly Distribution Date, has the meaning as set out in Annexure 4.

                                    "Monthly Fixed Swap Administered Rate" in relation to a Monthly Distribution Date has the meaning as set out in Annexure 4.

                                    "Monthly Weighted Margin" in relation to a Monthly Distribution Date has the meaning as set out in Annexure 4. "Other Fixed Rate Swap Amount" in relation to a Calculation Period means the aggregate Amounts Outstanding as at the opening of business on the Determination Date falling within the preceding Calculation Period in respect of each Mortgage Loan where further Fixed Rate Swaps have been entered into, and is then current, to hedge the interest rate risk in respect of the Mortgage Loan pursuant to
                                    Section 16(b).

                                    "Outstanding Interest Rate Swap Prepayment
                                    Amount" means the sum of the then Basis
                                    Prepayment Balance and the then Fixed Rate
                                    Prepayment Balance.

                                    "Prescribed Ratings" means:

                                    (a)         in respect of the Fixed Rate
                                                Swaps, a long term rating of A2
                                                or higher by Moody's, a short
                                                term rating of F1 by Fitch and
                                                either a long term rating of A
                                                or a short term rating of A-1 by
                                                S&P; and

                                    (b)         in respect of the Basis Swap,
                                                short term ratings of P-1 by
                                                Moody's and F1 by Fitch and
                                                either a long term rating of A
                                                or a short term rating of A-1 by
                                                S&P.

                                    "Quarterly Basis Swap Administered Rate" in relation to a Quarterly Distribution Date, has the meaning as set-out in Annexure 4.

                                    "Quarterly Fixed Swap Administered Rate" in relation to a Quarterly Distribution Date, has the meaning as set-out in Annexure 4.

                                    "Quarterly Weighted Margin" in relation to a Quarterly Distribution Date, has the meaning as set out in Annexure 4.

                                    "Series Supplement" means the Series
                                    Supplement dated on or about the date of this Agreement between Party A, Party B and the Manager.

                                    "Series Trust" means the Series [ ]
                                    Medallion Trust constituted by the Master
                                    Trust Deed and the Series Supplement.

                                    "Short-Term Investment Income" in relation to a Monthly Distribution Date means interest and other income received by the Trustee during the Collection Period immediately preceding that Monthly Distribution Date in respect of:

                                    (a)         the moneys standing to the
                                                credit of the Collections
                                                Account (other than interest
                                                earned on the Collections
                                                Account during the Collections
                                                Period in respect of the Cash
                                                Advance Deposit, the Seller
                                                Deposit or the Interest Rate
                                                Swap Provider Deposit as
                                                calculated, respectively, in
                                                accordance with clauses 8.6, 8.8
                                                and 15.5 of the Series
                                                Supplement);

                                    (b)         amounts representing interest
                                                paid by the Servicer pursuant to
                                                clause 22.5 of the Series
                                                Supplement; and

                                    (c)         Authorised Short-Term
                                                Investments held by the Series
                                                Trust (whether or not
                                                reinvested).

                                    "Variable Charged Interest" in relation to each Monthly Distribution Date means the aggregate of all debit entries made during the Collection Period immediately preceding that Monthly Distribution Date to the accounts established in the Servicer's records for the Mortgage Loans forming part of the Assets of the Series Trust representing interest charged at a variable rate (plus any interest off-set benefits in respect of Mortgage Interest Saver Accounts which represents amounts which, if not for the terms of the Mortgage Interest Saver Accounts, would have been so debited during that Collection Period to those accounts to the extent paid by the Seller pursuant to clause 15.10 of the Series Supplement and deposited to the Collections Account prior to that Monthly Distribution Date).

                                    "Variable Swap Rate" means that the rate for a Reset Date will be the rate calculated by taking the weighted average of the interest rates charged in respect of each account established in the Mortgage Loan System for the Mortgage Loans charged a variable interest rate on that Reset Date, rounded up to four decimal places.

                 (d)    Interpretation:

                        (i) references to time are references to Sydney time;

                        (ii) a reference to "wilful default" in relation to Party B means, subject to Part 5(6)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                                    A.          1)         arises as a result of
                                                           a breach of a
                                                           Transaction Document
                                                           by a person other
                                                           than Party B or other
                                                           than any other person
                                                           referred to in Part
                                                           5(6)(d)(iii); and

                                                2)         the performance of
                                                           the action (the
                                                           non-performance of
                                                           which gave rise to
                                                           such breach) is a
                                                           precondition to Party
                                                           B performing the said
                                        obligation;

                        B. as in accordance with a lawful court order or direction or is otherwise required by law; or

                        C. is in accordance with any proper instruction or direction of:

                                1) the Secured Creditors given at a meeting (or deemed meeting) of Secured Creditors convened under the Security Trust Deed; or

                                2)      the Investors given at a meeting
                                        convened under the Master Trust Deed;

                (iii) a reference to the "fraud", "negligence" or "wilful default" of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

                (iv) a reference to "neither party" will be construed as a reference to "no party"; and

                (v) a reference to "other party" will be construed as a reference to "other parties".

        (e) ISDA Definitions: The 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")), as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (as published by ISDA) (the "1991 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

        (f) Inconsistency: Subject to Part 5(6)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

                (i)     any Confirmation;
                (ii)    the Series Supplement;
                (iii)   the Master Trust Deed;
                (iv)    this Agreement; and
                (v)     the 1991 ISDA Definitions.

        (g)     Swap Transaction: Any reference to a:

                (i) "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

                (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

        (h) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(7)     Limitation of Liability:  Insert the following Section 15, after Section
        14:

        "15.    Party B's Limitation of Liability

        (a) (Limitation on Party B's liability): Party B enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

        (b) (Claims against Party B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seek the appointment of a receiver (except in relation to Assets of the Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or affecting Party B (except in relation to the Assets of the Series Trust).

        (c) (Breach of Trust): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the Series Trust, as a result of Party B's fraud, negligence or wilful default.

        (d) (Acts or omissions): It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of a representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any Relevant Person or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

        (e) (No Obligation): The Trustee is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless the Trustee's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to the Trustee in its absolute discretion.

(8) Monthly Swap Statement: Prior to each Monthly Distribution Date the Manager will prepare and deliver to Party A and Party B a monthly payment notice containing the information specified in Annexure 3 of this Agreement.

      (9) Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

      (10) Interest Rate Swap Agreement: The parties acknowledge and agree that for the purposes of the Transaction Documents that this Agreement is an Interest Rate Swap Agreement and Party A is an Interest Rate Swap Provider.

      (11)   Procedures for Entering into Transactions:

             (a) For the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Manager four Confirmations each one substantially in the forms set out in Annexures 1A, 1B, 2A and 2B respectively (or in such other forms as may be agreed between Party A, Party B and the Manager), and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of each such Confirmation.

             (b) Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

      (12) Authorised Officer: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Officer of that party.

      (13)   Recorded Conversations: Each party:

             (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

             (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

             (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

             (d) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

      (14) Further Fixed Rate Swaps and Downgrading of Party A: Insert the following new Sections 16, 17, 18 and 19 after Section 15:

             "16.  Further Fixed Rate Swaps

                   (a) If, pursuant to clause 16.6(j) of the Series Supplement, in order for the Servicer to permit a Conversion the Servicer requests the Manager (and the Manager directs Party B) to enter into two Fixed Rate Swaps in accordance with this Section 16 for a maximum term not exceeding 10 years, Party B and the Manager will be deemed to have satisfied their respective obligations to enter into such Fixed Rate Swaps if the calculation of the Fixed Rate Swap Amount for the purposes of a Fixed Rate Swap then existing includes the Amounts Outstanding in relation to the Mortgage Loans the subject of the Conversion.

           (b) If Section 16(a) does not apply and Party B and the Manager enter into one or more further Fixed Rate Swaps pursuant to clause 16.6(j) of the Series Supplement to hedge the interest rate risk of one or more Mortgage Loans the subject of a Conversion, each such further Fixed Rate Swap must:

                (i) (Notional Amount): have a Notional Amount for each Calculation Period at least equal to the aggregate Amounts Outstanding as at the first day of the relevant Calculation Period in relation to the Mortgage Loans the subject of the Conversion which have the same fixed rate and End Date;

                (ii) (Effective Date): have as an Effective Date the Monthly Distribution Date immediately following the last day of the Collection Period in which the Conversion occurs;

                (iii) (Termination Date): have a scheduled Termination Date on or prior to the tenth anniversary of its Trade Date unless the Rating Agencies confirm that entering into the Fixed Rate Swap for a longer period will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities; and

                (iv) (Confirmation): in all other respects be confirmed as a Fixed Rate Swap in accordance with this Agreement and the sample Confirmation for Fixed Rate Swaps set out in Annexure 2C to this Agreement.

           The Spread applicable to the Floating Amounts, if any, in respect of each Fixed Rate Swap entered into following a Conversion shall be the relevant Weighted Margin in respect of the relevant Monthly or Quarterly Distribution Date plus 0.71% per annum.

     17. Ratings Downgrade of Party A - Fixed Rate Swaps: If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in relation to the Fixed Rate Swaps, Party A must:

           (a) (Fitch or Moody's): where it ceases to have the Prescribed Ratings from Fitch or Moody's in relation to the Fixed Rate
                Swaps:

                (i) within 30 Business Days of Party A ceasing to have such Prescribed Ratings if and while Party A has a long term credit rating of at least A3 by Moody's and a short term credit rating of at least F2 by Fitch; or

                (ii) otherwise, if sooner, within 5 Business Days of Party A ceasing to have a long term credit rating of at least A3 by Moody's and a short term credit rating of at least F2 by Fitch;

                (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

                (iii) provided that Party A then has assigned to it a short term credit rating of at least F2 by Fitch, lodge in an Eligible Account as a prepayment of its obligations in respect of the Fixed Rate Swaps an amount equal to the Fixed Rate Prepayment Amount as defined in Section 17(c); or

                                    (iv)       enter into an agreement novating
                                               its rights and obligations under
                                               this Agreement in respect of the
                                               Fixed Rate Swaps to a replacement
                                               counterparty acceptable to the
                                               Manager and which the Rating
                                               Agencies confirm in writing will
                                               not result in a reduction,
                                               qualification or withdrawal of
                                               the credit ratings then assigned
                                               by them to the Securities; or

                                    (iv)       enter into such other
                                               arrangements in respect of all
                                               Fixed Rate Swaps which are
                                               satisfactory to the Manager and
                                               which the Rating Agencies confirm
                                               in writing will not result in a
                                               reduction, qualification or
                                               withdrawal of the credit ratings
                                               then assigned by them to the
                                               Securities; and

                        (b) (S&P): where it ceases to have the Prescribed Rating in relation to the Fixed Rate Swap from S&P at its cost alone:

                                    (i)        immediately seek to enter into,
                                               and enter into by no later than
                                               60 days after Party A ceases to
                                               have the Prescribed Ratings in
                                               respect of the Fixed Rate Swap
                                               from S&P, an agreement novating
                                               its rights and obligations under
                                               this Agreement in respect of the
                                               Fixed Rate Swap to a replacement
                                               counterparty which holds the
                                               Prescribed Ratings in respect of
                                               the Fixed Rate Swap and, if a
                                               transfer in accordance with this
                                               Section 17(b)(i) has not occurred
                                               within 30 days after Party A
                                               ceases to have the Prescribed
                                               Ratings in respect of the Fixed
                                               Rate Swap from S&P, lodge in an
                                               Eligible Account as a prepayment
                                               of its obligations in respect of
                                               the Fixed Rate Swaps an amount
                                               equal to the Fixed Rate
                                               Prepayment Amount as defined in
                                               Section 17(c); or

                                    (ii)       (if Party A is unable to effect a
                                               transfer in accordance with
                                               Section 17(b)(i) within 60 days
                                               of Party A ceasing to have the
                                               Prescribed Rating in respect of
                                               the Fixed Rate Swap from S&P or
                                               if Party A otherwise elects)
                                               enter into such other
                                               arrangements in respect of the
                                               Fixed Rate Swap which are
                                               satisfactory to the Manager and
                                               which each Rating Agency confirms
                                               in writing will not result in a
                                               reduction, qualification or
                                               withdrawal of the credit ratings
                                               then assigned by it to the Notes.

                        Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Section 17 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 17 (but will not be entitled to any additional grace period in relation to such a variation).

                        (c) (Fixed Rate Prepayment Amount): For the purposes of this Section 17 the Fixed Rate Prepayment Amount will be an amount equal to the greater of the following:

                                    (i)        where Party A does not have the
                                               Prescribed Rating in respect of
                                               the Fixed Rate Swaps from Fitch,
                                               an amount acceptable to Fitch and
                                               sufficient to maintain the credit
                                               ratings assigned to the
                                               Securities by Fitch immediately
                                               prior to the review of Party A's
                                               credit rating;

                                    (ii)       where Party A does not have the
                                               Prescribed Rating in respect
                                                of the Fixed Rate Swaps from
                                                Moody's, an amount acceptable to
                                                Moody's and sufficient to
                                                maintain the credit ratings
                                                assigned to the Securities by
                                                Moody's immediately prior to the
                                                review of Party A's credit
                                                rating; and

                                    (iii)       where Party A does not have the
                                                Prescribed Rating in respect of
                                                the Fixed Rate Swaps from S&P,
                                                the greater of:

                                                A.   zero;

                                                B.   CR;

                                                C.   an amount equal to 1
                                                     percent of the then Amounts
                                                     Outstanding of all Mortgage
                                                     Loans then being charged
                                                     interest at a fixed rate;
                                                     and

                                                D.   the net amount (if any) as
                                                     determined by the Manager
                                                     that is expected to be due
                                                     by Party A to Party B in
                                                     respect of the Fixed Rate
                                                     Swaps on the immediately
                                                     following Monthly
                                                     Distribution Date or
                                                     Quarterly Distribution Date
                                                     (as the case may be)
                                                     (calculated on the basis
                                                     that there will be no
                                                     prepayments made by the
                                                     Mortgagors under the
                                                     Mortgage Loans then being
                                                     charged interest at a fixed
                                                     rate and no conversion of
                                                     the interest rate payable
                                                     under any Mortgage Loan
                                                     from a fixed rate to a
                                                     variable rate or from a
                                                     variable rate to a fixed
                                                     rate during the relevant
                                                     Collection Period).

                                                Where:

                                                          CR = MM + V

                                                "MM" means the aggregate of the
                                                mark-to-market value (whether
                                                positive or negative) of all
                                                Fixed Rate Swaps determined in
                                                accordance with Section 17(d) no
                                                earlier than 3 Business Days
                                                prior to the date that the Fixed
                                                Rate Prepayment Amount is
                                                lodged.

                                                "V" means the volatility buffer,
                                                being the value calculated by
                                                multiplying the aggregate
                                                Notional Amounts (as defined in
                                                the relevant Confirmations) of
                                                the Fixed Rate Swaps at the most
                                                recent relevant Distribution
                                                Date by the relevant percentage
                                                obtained from the following
                                                table:


                                    -------------------------------------------------------------------
                                    Where the period      Where the period       Where the period
                                    between the date of   between the date of    between the date of
                                    recalculation and     recalculation and the  recalculation and
                                    the weighted average  weighted average of    the weighted average
                                    of the maturity       the maturity dates of  of the maturity
                                    dates of the then     the then fixed rate    dates of the then
                                    fixed rate periods    periods in respect of  fixed rate periods
                                    in respect of         Mortgage Loans         in respect of
                                    Mortgage Loans        forming part of the    Mortgage Loans
                                    forming part of the   Assets of the Series   forming part of the
                                    Assets of the Series  Trust which are        Assets of the Series
                                    Trust which are       charged a fixed rate   Trust which are
                                    charged a fixed rate  of interest is         charged a fixed rate
                                    of interest is less   greater than 5 years   of interest is
                                    than or equal to 5    and less than or       greater than 10 years
                                    years                 equal to 10 years
                                    -------------------------------------------------------------------

                                    --------------------------------------------
                                                 or equal to 10 years
                                    --------------------------------------------
                                    1.5          3.15                   6
                                    --------------------------------------------

                        (d) (Mark to Market Value): Party A must calculate the mark-to-market value of the Fixed Rate Swaps by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide the Fixed Rate Swaps in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

                        (e) (Recalculation): Party A must recalculate the Fixed Rate Prepayment Amount (including the CR and the mark-to-market value) on a weekly basis. If:

                                    (i)         the recalculated Fixed Rate
                                                Prepayment Amount is greater
                                                than the immediately preceding
                                                Fixed Rate Prepayment Amount,
                                                Party A must make an additional
                                                prepayment in accordance with
                                                Section 17(a)(iii) or (b)(i)
                                                within 3 Business Days of such
                                                recalculation so that the Fixed
                                                Rate Prepayment Balance equals
                                                the recalculated Fixed Rate
                                                Prepayment Amount; or

                                    (ii)        the recalculated Fixed Rate
                                                Prepayment Amount is less than
                                                the immediately preceding Fixed
                                                Rate Prepayment Amount, Party B
                                                must upon the direction of the
                                                Manager withdraw an amount from
                                                the Eligible Account referred to
                                                in Section 17(a)(ii) or (b)(i)
                                                and pay it to Party A within 3
                                                Business Days of receiving
                                                notice of such recalculation so
                                                that the remaining Fixed Rate
                                                Prepayment Balance after such
                                                withdrawal equals the
                                                recalculated Fixed Rate
                                                Prepayment Amount.

                        (f) (Interest): Interest will be payable by Party B on any prepayment by Party A under this Section 17 in accordance with clause
                                    8.8 of the Series Supplement.

                        (g) (Utilisation): If the Fixed Rate Prepayment Balance is applied towards an amount payable by Party A in accordance with Section 2(f) Party A must within 3 Business Days make an additional prepayment in accordance with
                                    Section 17(a)(iii) or (b)(i) equal to the amount so applied.

                        (h) (Repayment): If Party A regains the Prescribed Rating in respect of the Fixed Rate Swaps Party B must, upon the direction of the Manager, repay to Party A the then Fixed Rate Prepayment Balance.

            18.         Downgrading of Party A - Basis Swaps

                        (a) (Downgrading): If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in respect of the Basis Swaps, Party A must:

                                    (i)         within 30 Business Days of Party
                                                A ceasing to have the

                                               Prescribed Rating if and while
                                               Party A has short term credit
                                               ratings of at least P-1 by
                                               Moody's and at least F2 by Fitch;
                                               or

                                    (ii)       otherwise, if sooner, within 5
                                               Business Days of Party A ceasing
                                               to have a short term rating of at
                                               least P-1 by Moody's and at least
                                               F2 by Fitch;

                                    (or such greater period as is agreed to in writing by each relevant Rating Agency) (the "Posting Period"), at its cost alone and at its election:

                        (b)         (Prepayment):

                                    (i)        on or before the last day of the
                                               Posting Period, pay to Party B as
                                               a prepayment of its obligations
                                               under each of the Basis Swaps for
                                               the then Calculation Period, the
                                               relevant net amount (if any) that
                                               is expected to be due by Party A
                                               to Party B at the end of that
                                               Calculation Period;

                                    (ii)       in the case of the Monthly Basis
                                               Swap, on each Monthly
                                               Distribution Date which follows
                                               such prepayment, pay to Party B
                                               as a prepayment of its
                                               obligations under the Monthly
                                               Basis Swap for the Calculation
                                               Period commencing on each such
                                               Monthly Distribution Date, the
                                               net amount (if any) that is
                                               expected to be due by Party A to
                                               Party B at the end of that
                                               Calculation Period less any
                                               Monthly Basis Swap prepayments
                                               relating to any prior Monthly
                                               Distribution Date held in the
                                               Basis Prepayment Balance; and

                                    (iii)      in the case of the Quarterly
                                               Basis Swap, on each Quarterly
                                               Distribution Date which follows
                                               such prepayment, pay to Party B
                                               as a prepayment of its
                                               obligations under the Quarterly
                                               Basis Swap for the Calculation
                                               Period commencing on each such
                                               Quarterly Distribution Date, the
                                               net amount (if any) that is
                                               expected to be due by Party A to
                                               Party B at the end of that
                                               Calculation Period less any
                                               Quarterly Basis Swap prepayments
                                               relating to any prior Quarterly
                                               Distribution Date held in the
                                               Basis Prepayment Balance.

                                    as determined by the Manager, by depositing such net amount (if any) into the Collections Account in cleared funds; or

                        (c) (Other arrangements): enter into some other arrangement satisfactory to the Manager and Party B which the Rating Agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

                        A prepayment on the first day of any Calculation Period by Party A under Section 18(b) will constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of each Basis Swap for the Calculation Period commencing on the relevant Monthly or Quarterly Distribution Date. Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Section 18 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this
                        Section 18 (but will not be entitled to any additional grace period in relation to such a variation). Interest will be payable by Party B on any prepayment by Party A under this Section 18 in accordance with clause 8.8 of the Series Supplement.

          19.  Securities Repaid

               On the date that the Invested Amount in respect of the Securities has been reduced to zero, or the Securities are redeemed in full or are deemed to have been redeemed in full under the Series Supplement, whichever is the earlier, Party A's obligations under Sections 17 and 18 will cease and Party B must pay to Party A on that date the Outstanding Interest Rate Swap Prepayment Amount and interest on such payment."

(15)      Transfer:

          Section 7 is replaced with:

          "7.  Essential term: Transfer

          (a) Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to any Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

          (b)  Nothing in this Section 7:

               (i) restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the extent necessary to permit such transfer;

               (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under Section 6(b)(ii);

               (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); or

               (iv) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B,

               provided that the Rating Agencies have confirmed that such transfer, variation or assignment by way of security (as the case may be) will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

          (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

(16)      Addenda

          The following addendum to the Schedule to the Master Agreement of International Swap Dealers and Derivatives Association, Inc in the form of the copy attached to this Agreement is incorporated in this
          Agreement:

          . September 1991 Australian Addendum No. 1 (as amended in September 1992 and March 1997) - Interest Rate Caps, Collars and Floors.

(17)      Knowledge or Awareness

          Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(18)      Interest Rate Basis Cap

          The parties agree that any Interest Rate Basis Cap entered into between them pursuant to clause 16.6(k) of the Series Supplement will be entered into as a transaction governed by the terms of this Agreement.

Executed in Sydney.

Attorney for                              Attorney for


______________________________________    ______________________________________
Commonwealth Bank of Australia,           Perpetual Trustee Company Limited,
ABN 48 123 123 124                        ABN 42 000 001 007, as trustee of the
                                          Series [    ] Medallion Trust


Attorney for


______________________________________
Securitisation Advisory Services Pty. Limited,
ABN 88 064 133 946

Annexure 1A

Form of confirmation for Monthly Basis Swap - Series  [       ] Medallion Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To: Perpetual Trustee Company Limited     Securitisation Advisory Services Pty.
    ABN 42 000 001 007                    Limited
    as trustee of the Series Trust        ABN 88 064 133 946
    Level 7                               Level 8
    39 Hunter Street                      48 Martin Place
    SYDNEY  NSW  2000                     SYDNEY  NSW  2000

                                          Attention: Manager, Securitisation

    Attention: Manager, Securitisation Services

Swap Confirmation - Monthly Basis Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novitiate or supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:           [     ]

Trade Date:              [     ]

Effective Date:          [     ]

Termination Date:        Means the earlier of:

                         a)    the Call Date but only if:

                               (i) the Issue Margins (as defined in the Class A-1 Note Conditions in respect of the Class A-1 Notes) in respect of the Class A-1 Notes and Class A-2 Notes increase as and from the Call Date; and

                               (ii)  the weighted average Mortgage Rate
                                     applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate.

                                           (b)    the date that all the Securities have been redeemed in
                                                  full; and

                                           (c)    the Termination Date for the Series Trust,

                                           subject to the Following Business Day Convention

Notional Amount:                           With respect to each Monthly Calculation Period means the Monthly Basis
                                           Swap Amount for that Monthly Calculation Period

Floating Administered Rate Amounts:

     Floating Administered Rate Payer:     Party B

     Floating Administered Rate Payer      Each Monthly Distribution Date
     Payment Dates:

     Floating Rate Option:                 Monthly Basis Swap Administered Rate in relation to the relevant
                                           Monthly Distribution Date

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

Floating BBSW Weighted Rate Amounts:

     Floating BBSW Rate Payer:             Party A

     Floating BBSW Rate Payer Payment      Each Monthly Distribution Date
     Dates:

     Floating Rate Option:                 One-month Bank Bill Rate for the Accrual Period corresponding to the
                                           Calculation Period

     Spread:                               Monthly Weighted Margin in respect of the relevant Monthly Distribution
                                           Date plus [   ]% per annum

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

Business Day:                              Sydney

Business Day Convention:                   Following

Calculation Agent:                         The Manager

Other Provisions:                          For the purposes of the Agreement, the Transaction to which this
                                           Confirmation relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL     SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42  000      COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Series         ABN 48 123 123 124
[          ] Medallion Trust



By:     _______________________________   By:    _______________________________
        (Authorised Officer)                     (Authorised Officer)


Name:   _______________________________   Name:  _______________________________


Title:  _______________________________   Title: _______________________________


SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946


By:     _______________________________
        (Authorised Officer)


Name:   _______________________________


Title:  _______________________________

Annexure 1B
Form of confirmation for Quarterly Basis Swap - Series [       ] Medallion Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To:  Perpetual Trustee Company Limited          Securitisation Advisory Services Pty. Limited
     ABN 42 000 001 007                         ABN 88 064 133 946
     as trustee of the Series Trust             Level 8
     Level 7                                    48 Martin Place
     39 Hunter Street                           SYDNEY NSW  2000
     SYDNEY NSW 2000
                                                Attention:  Manager, Securitisation

     Attention:  Manager, Securitisation Services

Swap Confirmation - Quarterly Basis Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [         ], as amended, novitiate or supplemented
from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:            [    ]

Trade Date:               [    ]

Effective Date:           [    ]

Termination Date:         Means the earlier of:

                          (a)    the Call Date but only if:

                                 (i) the Issue Margins (as defined in the Class A-1 Note Conditions in respect of the Class-A-1 Notes)in respect of the Class A-1 Notes and Class A-2 Notes increase as and from the Call Date; and

                                 (ii) the weighted average Mortgage Rate
                                      applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Rate.

                          (b) the date that all the Securities have been redeemed in full; and

                                           (c)    the Termination Date for the Series Trust,

                                           subject to the Following Business Day Convention

Notional Amount:                           With respect to each quarterly Calculation Period means the Quarterly
                                           Basis Swap Amount for that quarterly Calculation Period

Floating Administered Rate Amounts:

     Floating Administered Rate Payer:     Party B

     Floating Administered Rate Payer      Each Quarterly Distribution Date
     Payment Dates:

     Floating Rate Option:                 Quarterly Basis Swap Administered Rate in relation to the relevant
                                           Quarterly Distribution Date

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

Floating BBSW Weighted Rate Amounts:

     Floating BBSW Rate Payer:             Party A

     Floating BBSW Rate Payer Payment      Each Quarterly Distribution Date
     Dates:

     Floating Rate Option:                 Three-month Bank Bill Rate for the Accrual Period corresponding to the
                                           Calculation Period

     Spread:                               Quarterly Weighted Margin in respect of the relevant Quarterly
                                           Distribution Date plus [   ]% per annum

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

Business Day:                              Sydney

Business Day Convention:                   Following

Calculation Agent:                         The Manager

Other Provisions:                          For the purposes of the Agreement, the Transaction to which this
                                           Confirmation relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confi1rmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL     SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN              COMMONWEALTH BANK OF AUSTRALIA,
42 000 001 007, as trustee of the         ABN 48 123 123 124
Series [      ] Medallion Trust


By:    _______________________________    By:    _______________________________
       (Authorised Officer)                      (Authorised Officer)

Name:  _______________________________    Name:  _______________________________

Title: _______________________________    Title: _______________________________


SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946


By:    _______________________________
       (Authorised Officer)

Name:  _______________________________

Title: _______________________________

Annexure 2A
Form of Confirmation for Monthly Fixed Rate Swap - Series  [       ] Medallion
Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To: Perpetual Trustee Company Limited      Securitisation Advisory Services Pty.
    ABN 42 000 001 007                     Limited
    as trustee of the Series Trust         ABN 88 064 133 946
    Level 7                                Level 8
    39 Hunter Street                       48 Martin Place
    SYDNEY  NSW  2000                      SYDNEY  NSW  2000

                                           Attention: Manager, Securitisation

    Attention: Manager, Securitisation Services

Swap Confirmation - Monthly Fixed Rate Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [        ], as amended, novitiate or and
supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below. The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:                [    ]

Trade Date:                   [    ]

Effective Date:               [    ]

Termination Date:             Means the earlier of:

                              (a) the date that all the Securities have been redeemed in full; and

                              (b)  the Termination Date for the Series Trust,

                              subject to the Following Business Day Convention

Notional Amount:              With respect to each monthly Calculation Period
                              means the Monthly Fixed Rate Swap Amount for that monthly Calculation Period

Fixed Amounts:

     Fixed Rate Payer:        Party B

     Fixed Rate Payer Payment          Each Monthly Distribution Date
     Dates:

     Fixed Rate::                      The Monthly Fixed Swap Administered Rate
                                       in relation to the relevant Monthly
                                       Distribution Date

     Fixed Rate Day Count              Actual/365 (Fixed)
     Fraction:

Floating Amounts:

     Floating Rate Payer:              Party A

     Floating Rate Payer Payment       Each Monthly Distribution Date
     Dates:

     Floating Rate Option:             One-month Bank Bill Rate for the Accrual
                                       Period corresponding to the Calculation
                                       Period

     Spread: Monthly Weighted Margin in respect of the relevant Monthly Distribution Date plus
                                       [ ]% per annum

     Floating Rate Day Count           Actual/365 (Fixed)
     Fraction:

Business Day:                          Sydney

Business Day Convention:               Following

Calculation Agent:                     The Manager

Other Provisions:                      For the purposes of the Agreement, the
                                       Transaction to which this Confirmation
                                       relates is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of               SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY LIMITED,        COMMONWEALTH BANK OF AUSTRALIA,
ABN 42 000 001 007, as trustee            ABN 48 123 123 124
of the Series [      ] Medallion
Trust


By:    _______________________________    By:    _______________________________
       (Authorised Officer)                      (Authorised Officer)

Name:  _______________________________    Name:  _______________________________

Title: _______________________________    Title: _______________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946



By:     _______________________________
        (Authorised Officer)

Name:   _______________________________

Title:  _______________________________

Annexure 2B
Form of Confirmation for Quarterly Fixed Rate Swap - Series  [       ] Medallion
Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To: Perpetual Trustee Company Limited   Securitisation Advisory Services Pty.
    ABN 42 000 001 007                  Limited
    as trustee of the Series Trust      ABN 88 064 133 946
    Level 7                             Level 8
    39 Hunter Street                    48 Martin Place
    SYDNEY NSW 2000                     SYDNEY NSW 2000

                                        Attention: Manager, Securitisation

    Attention:  Manager, Securitisation Services

Swap Confirmation - Quarterly Fixed Rate Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [    ], as amended, novitiate or and supplemented
from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below. The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:                 [   ]

Trade Date:                    [   ]

Effective Date:                [   ]

Termination Date:              Means the earlier of:

                               (a) the date that all the Securities have been redeemed in full; and

                               (b)  the Termination Date for the Series Trust,

                               subject to the Following Business Day Convention

Notional Amount:               With respect to each quarterly Calculation Period
                               means the Quarterly Fixed Rate Swap Amount for that quarterly Calculation Period

Fixed Amounts:

    Fixed Rate Payer:          Party B

     Fixed Rate Payer Payment Dates:       Each Quarterly Distribution Date

     Fixed Rate::                          The Quarterly Fixed Swap Administered
                                           Rate in relation to the relevant
                                           Quarterly Distribution Date

     Fixed Rate Day Count Fraction:        Actual/365 (Fixed)

Floating Amounts:

     Floating Rate Payer:                  Party A

     Floating Rate Payer Payment           Each Quarterly Distribution Date
     Dates:

     Floating Rate Option:                 Three-month Bank Bill Rate for the
                                           Accrual Period corresponding to the
                                           Calculation Period

     Spread:                               Quarterly Weighted Margin in respect
                                           of the relevant Quarterly
                                           Distribution Date plus [  ]% per
                                           annum

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

Business Day:                              Sydney

Business Day Convention:                   Following

Calculation Agent:                         The Manager

Other Provisions:                          For the purposes of the Agreement,
                                           the Transaction to which this
                                           Confirmation relates is a Fixed Rate
                                           Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY        SIGNED for and on behalf of COMMONWEALTH BANK OF
LIMITED, ABN 42 000 001 007, as trustee of the Series        AUSTRALIA, ABN 48 123 123 124
[       ] Medallion Trust

By:         _______________________________                  By:         _______________________________
            (Authorised Officer)                                         (Authorised Officer)
Name:       _______________________________                  Name:       _______________________________

Title:      _______________________________                  Title:      _______________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946


By:         _______________________________
            (Authorised Officer)
Name:       _______________________________

Title:      _______________________________

Annexure 2C
Form of Confirmation for Other Fixed Rate Swaps - Series  [   ] Medallion Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To:  Perpetual Trustee Company Limited                   Securitisation Advisory Services Pty. Limited
     ABN 42 000 001 007                                  ABN 88 064 133 946
     as trustee of the Series Trust                      Level 8
     Level 7                                             48 Martin Place
     39 Hunter Street                                    SYDNEY  NSW  2000
     SYDNEY NSW 2000

                                                         Attention:  Manager, Securitisation

     Attention:  Manager, Securitisation Services

Swap Confirmation - Other Fixed Rate Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novitiate or and supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below. The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:                 [    ]

Trade Date:                    [    ]

Effective Date:                [    ]

Termination Date:              Means the earlier of:

                               (a) the date that all the Securities have been
                                   redeemed in full; and

                               (b) the Termination Date for the Series Trust,

                               subject to the Following Business Day Convention

Notional Amount:               With respect to each Calculation Period means the
                               Other Fixed Rate Swap Amount for that Calculation
                               Period
Fixed Amounts:

     Fixed Rate Payer:         Party B

     Fixed Rate Payer
     Payment Dates:            Each [Monthly/Quarterly]Distribution Date

     Fixed Rate::                          The [Monthly/Quarterly]Fixed Swap
                                           Administered Rate in relation to the
                                           relevant [Monthly/Quarterly]
                                           Distribution Date

     Fixed Rate Day Count Fraction:        Actual/365 (Fixed)

Floating Amounts:

     Floating Rate Payer:                  Party A

     Floating Rate Payer Payment Dates:    Each [Monthly/Quarterly]Distribution
                                           Date

     Floating Rate Option:                 Relevant Bank Bill Rate for the
                                           Accrual Period corresponding to the
                                           Calculation Period

     Spread: [Monthly/Quarterly]Weighted Margin in respect of the relevant Distribution
                                           Date plus [   ]% per annum

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

Business Day:                              Sydney

Business Day Convention:                   Following

Calculation Agent:                         The Manager

Other Provisions:                          For the purposes of the Agreement,
                                           the Transaction to which this
                                           Confirmation relates is a Fixed Rate
                                           Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL      SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000        COMMONWEALTH BANK OF AUSTRALIA, ABN
001 007, as trustee of the Series [    ]   48 123 123 124
Medallion Trust

By:         _________________________      By:         _________________________
            (Authorised Officer)                       (Authorised Officer)

Name:       _________________________      Name:       _________________________

Title:      _________________________      Title:      _________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________

Annexure 3
Monthly Payment Notice - Series  [            ] Medallion Trust

To:         Commonwealth Bank Of Australia, ABN 48 123 123 124 ("Party A")

And To: Perpetual Trustee Company Limited, ABN 42 000 001 007, as trustee of the Series Trust, ("Party B")

From: Securitisation Advisory Services Pty. Limited, ABN 88 064 133 946 (the "Manager")

ISDA MASTER AGREEMENT dated [                 ] between Party A, Party B and the
Manager (the "Agreement")

Determination Date:

The Manager has determined and gives notice of the following:

1.          Monthly Basis Swaps

            (a)   Notional Amount for the current Calculation Period:

            (b) Monthly Basis Swap Administered Rate for the current Calculation Period just ended:

2.          Monthly Fixed Rate Swaps

            (a)   Notional Amount for the current Calculation Period:

            (b) Monthly Fixed Rate Administered Rate for the current Calculation Period just ended:

3.          Monthly Rate Set

            One-month Bank Bill Rate for the current Calculation Period:

            Monthly Weighted Margin for the current Calculation Period:

4.          Quarterly Basis Swaps (only on a Quarterly Distribution Date)

            (a)   Notional Amount for the current Calculation Period:

            (b) Quarterly Basis Swap Administered Rate for the current Calculation Period just ended:

5.          Quarterly Fixed Rate Swaps (only on a Quarterly Distribution Date)

            (a)   Notional Amount for the current Calculation Period:

            (b) Quarterly Fixed Rate Administered Rate for the current Calculation Period just ended:

6.          Quarterly Rate Set (only on a Quarterly Distribution Date)

            (a)   Three-month Bank Bill Rate for the current Calculation Period:

            (b)   Quarterly Weighted Margin for the current Calculation Period:

7.          Net Break Receipts and Payments

            (a)   The Net Break Receipt (if any) in respect of the Determination
                  Date:

            (b) The Net Break Payment (if any) in respect of the Determination Date :

8.          Net Amount

            (a) Net amount due for payment by Party A on the immediately following Payment Date:

            (b) Net amount due for payment by Party B on the immediately following Payment Date:

Terms used and not otherwise defined in this notice have the same meaning as in the Agreement, as amended, supplemented or novitiate from time to time.

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________

     Annexure 4
     Part 5(6) - Definitions



     "Monthly Basis Swap Administered Rate" means, in relation to a Monthly Distribution Date the amount expressed as a percentage, determined in accordance with the following calculation:

                                          MBSA/
             SII x                                                + VCI x [MBSA/(MBSA + QBSA)]
                   [MBSA + QBSA + MFRSA + QFRSA + MOFRSA + QOFRSA]
     MBSAR = ---------------------------------------------------------------------------------
                                           MBSA

     x 365/NM


     where:

     MBSAR        means the Monthly Basis Swap Administered Rate

     SII          means the Short Term Investment Income

     MBSA         means the Monthly Basis Swap Amount

     QBSA         means the Quarterly Basis Swap Amount

     MFRSA        means the Monthly Fixed Rate Swap Amount

     QFRSA        means the Quarterly Fixed Rate Swap Amount

     MOFRSA       means the Monthly Other Fixed Rate Swap Amount

     QOFRSA       means the Quarterly Other Fixed Rate Swap Amount

     VCI          means the Variable Charged Interest Each Monthly Collection
                  Period

     NM           means the Number of Days in Monthly Accrual Period

     "Monthly Fixed Swap Administered Rate" means, in relation to a Monthly Distribution Date the amount expressed as a percentage, determined in accordance with the following calculation:

                               MFRSA + MORFSA                              MFRSA + MOFRSA
              SII x-------------------------------------- + FCI x --------------------------------
                   [MBSA + QBSA + QFRSA + MOFRSA + QOFRSA]        [MFRSA + MOFRSA + QFRSA + QOFRSA]
      MFSAR = -------------------------------------------------------------------------------------x 365/NM
                                                    [MFRSA + MORFSA]


      where


     MFRSA            means the Monthly Fixed Rate Swap Amount

     SII              means the Short Term Investment Income

     MFRSA            means the Monthly Fixed Rate Swap Amount

     MQFRSA           means the Monthly Other Fixed Rate Swap Amount

     MBSA             means the Monthly Basis Swap Amount

     QBSA             means the Quarterly Basis Swap Amount

            QFRSA     means the Quarterly Fixed Rate Swap Amount

            QOFRSA    means the Quarterly Other Fixed Rate Swap Amount

            FCI       means the Fixed Charge Interest

            NM        means the number of days in monthly Accrual Period

            "Monthly Weighted Margin" in relation to a Monthly Fixed Rate Swap or Monthly Basis Swap means the amount expressed as a percentage, determined by the following calculation:

            MWM    =  CA2-1/                         x     CA2-1M
                      (CA2 + MCB + MRB + MSR)
                      +
                      CA2-2/                         x     CA2-2M
                      (CA2 + MCB + MRB + MSR)
                      +
                      MCB/                           x     CBM
                      (CA2 + MCB + MRB + MSR)
                      +
                      MRB/                           x     RBM
                      (CA2 + MCB + MRB + MSR)
                      +
                      MSR/                           x     SRM
                      (CA2 + MCB + MRB + MSR)

            where:

            CA2-1 means the Aggregate Stated Amounts of Class A2-Tranche 1 Notes at end of the previous Monthly Distribution Date, or where there is only a single initial Class A-2 Tranche, the Stated Amount of the Class A2 Notes

            CA2-2 means the Aggregate Stated Amounts of Class A2-Tranche 2 Notes at end of the previous Monthly Distribution Date

            CA2 means the Aggregate Stated Amounts of all Class A2 Notes at end of the previous Monthly Distribution Date

            CA2-1M means the Issue Margin in respect of the Class A2-Tranche 1
                   Notes during the monthly Accrual Period immediately prior to the Monthly Distribution Date or if there is only a single Class A-2 Tranche, the Class A2 Issue Margin

            CA2-2M means the Issue Margin in respect of the Class A2-Tranche 2
                   Notes during the monthly Accrual Period immediately prior to the Monthly Distribution Date

            RBM means the Weighted Average of the Issue Margins in respect of the Redraw Bonds outstanding during the monthly Accrual Period immediately prior to the Monthly Distribution Date

            CBM    means the Issue Margin in respect of the Class B Notes

            SRM means the Drawdown Margin as defined in the Standby Redraw Facility Agreement

            MCB means the monthly swap proportion of Aggregate Stated Amounts of Class B Notes at end of the previousMonthly Distribution Date, determined in accordance with the following calculation:

                =         CB x (MBSA + MFRSA + MOFRSA)
                  -----------------------------------------------
                  (QBSA + QFRSA + QOFRSA + MBSA + MFRSA + MOFRSA)

                where:

                MBSA      means the Monthly Basis Swap Amount

                QBSA      means the Quarterly Basis Swap Amount

                MFRSA     means the Monthly Fixed Rate Swap Amount

                QFRSA     means the Quarterly Fixed Rate Swap Amount

                MOFRSA    means the Monthly Other Fixed Rate Swap Amount

                QOFRSA    means the Quarterly Other Fixed Rate Swap Amount

     MRB means the monthly swap proportion of Aggregate Stated Amounts of Redraw Bonds at end of the previous Monthly Distribution Date, determined in accordance with the following calculation:

                          RB x (MBSA + MFRSA + MORFSA)
                = -----------------------------------------------
                  (QBSA + QFRSA + QOFRSA + MBSA + MFRSA + MOFRSA

                where:

                RB        means the Redraw Bonds at beginning of a month

     MSR means a proportion of the Standby Redraw Facility Principal at the end of the previous Monthly Distribution Date, determined in accordance with the following calculation:

                            SR x (MBSA + MFRSA + MOFRSA
                = -----------------------------------------------
                 (QBSA + QFRSA + QOFRSA + MBSA + MFRSA + MOFRSA

                where:

                SR equals the Standby Redraw Facility Principal at the end of the previous Monthly Distribution Date

     "Quarterly Basis Swap Administered Rate" means in relation to a Quarterly Distribution Date the amount expressed as a percentage, determined in accordance with the following calculation:

             CQBSII + CQCVI
     QBSAR = -------------- x 365/NQ
                  QBSA

     where:

     QBSAR      means the Quarterly Basis Swap Administered Rate

     CQBSII means the sum of QBSII for each month since the previous Quarterly Distribution Date

     QBSII means the Quarterly Basis Swap share of Short Term Investment Income for each monthly Collection Period, determined in accordance with the following calculation:

                                      QBSA
                SII x ----------------------------------------------
                      [MBSA + QBSA + MFRSA + QFRDA + MOFRSA + OFRSA]



                where:

                MBSA      means the Monthly Basis Swap Amount

                QBSA      means the Quarterly Basis Swap Amount

                MFRSA     means the Monthly Fixed Rate Swap Amount

                QFRSA     means the Quarterly Fixed Rate Swap Amount

                MOFRSA    means the Monthly Other Fixed Rate Swap Amount

                QOFRSA    means the Quarterly Other Fixed Rate Swap Amount

       CQVCI means the sum of QVCI for each month since previous Quarterly Distribution Date

       QVCI means the Quarterly Basis Swap share of Variable Charged Interest for each monthly Collection Period, determined in accordance with the following calculation:

                = VCI x QBSA/(MBSA + QBSA)

       NQ       means the number of days in quarterly Accrual Period

       "Quarterly Fixed Swap Administered Rate" means in relation to a Quarterly Distribution Date the amount expressed as a percentage, determined in accordance with the following calculation:

       QFSAR =       [CQFCI+CQFSII]
                    ---------------- x 365/NQ
                    [QFRSA + QOFRSA]

       QFSAR        means the Quarterly Fixed Swap Administration Rate

       CQFCI means the Sum of QFCI for each month since Previous Quarterly Distribution Date

       QFCI means the Quarterly Fixed Swap Share of Fixed Rate Charged Interest each monthly Collection Period, determined in accordance with the following calculation:

                    =  FCI x [QFRSA+QOFRSA]/(MFRSA+MOFRSA+QFRSA+QOFRSA)

       CQFSII means the Sum of QFSII for each month since Previous Quarterly Distribution Date

       QFSII means the quarterly Fixed Rate Swap share of Short Term Investment Income for each monthly Collection Period, determined in accordance with the following calculation:

                                             QFRSA + QOFRSA
                    = SII x ------------------------------------------------
                            (MBSA + QBSA + MRFRSA + QFRSA + MOFRSA + QOFRSA)

                    where

                    MBSA        means the Monthly Basis Swap Amount

               QBSA     means the Quarterly Basis Swap Amount

               MFRSA    means the Monthly Fixed Rate Swap Amount

               QFRSA    means the Quarterly Fixed Rate Swap Amount

               MOFRSA   means the Monthly Other Fixed Rate Swap Amount

               QOFRSA   means the Quarterly Other Fixed Rate Swap Amount

NQ             means the number of days in quarterly Accrual Period

"Quarterly Weighted Margin" in relation to a Quarterly Fixed Swap or a Quarterly Basis Swap means the amount expressed as a percentage, determined by the following calculation:

QWM       =    CA1/                      x      CA1M
               (CA1 + CB + QRB + QSR)
               +
               CB/                       x      CBM
               (CA1 + CB + QRB + QSR)
               +
               QRB/                      x      QRBM
               CA1 + CB + QRB + QSR)
               +
               QSR/                      x      SRM
               (CA1 + CB + QRB + QSR)

CA1 means the A$ Equivalent of the Aggregate Stated Amounts of Class A1 Notes at end of previous quarterly Distribution Date

CA1M means the Spread specified in paragraph 5.2 of the Confirmations for the Class A-1 Currency Swaps on that Distribution Date

CB means the Aggregated Stated Amounts of Class B Notes at end of previous Quarterly Distribution Date

CBM       means the Issue Margin in respect of the Class B Notes

QRBM means the Weighted Average of the Issue Margins in respect of the Redraw Bonds outstanding at the end of the previous Quarterly Distribution Date

SRM       means the Drawdown Margin as defined in the Standby Redraw Facility
          Agreement

QRB means the Aggregate Stated Amounts of Redraw Bonds at end of previous Quarterly Distribution Date, determined in accordance with the following calculation:

          =               BRB x(QBSA + QFRSA + QOFRSA)
                -------------------------------------------------
                 (QBSA + QFRSA + QOFRSA + MBSA + MFRSA + MOFRSA)



          where:

          BRB        means the Redraw Bonds at beginning of the quarter

          MBSA       means the Monthly Basis Swap Amount

          QBSA       means the Quarterly Basis Swap Amount

          MFRSA    means the Monthly Fixed Rate Swap Amount

          QFRSA    means the Quarterly Fixed Rate Swap Amount

          MOFRSA   means the Monthly Other Fixed Rate Swap Amount

          QOFRSA   means the Quarterly Other Fixed Rate Swap Amount

QSR means the Standby Redraw Facility Principal at end of previous Quarterly Distribution Date, determined in accordance with the following calculation:

          =               BSR x (QBSA + QFRSA + QOFRSA)
              ----------------------------------------------------
                 (QBSA + QFRSA + QOFRSA + MBSA + MFRSA + MOFRSA)

          where:

BSR means the Standby Redraw Facility Principal at beginning of the relevant quarter